UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 20, 2020

WEX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street	Portland	ME	04101
Address of principal executive offices			Zip Code

Registrant's telephone number, including area code	207	773-8171

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act . ☐

Item 1.01.	Entry into a Material Definitive Agreement.
Third Amended and Restated Commitment Letter

As previously announced and discussed further in Item 7.01 of this Form 8-K, in connection with that certain Share Purchase Agreement, dated as of January 24, 2020 (the “Purchase Agreement”), by and among WEX Inc. (the “Company”), eNett International (Jersey) Limited, a Jersey limited company (“eNett”), Optal Limited, a private company limited by shares incorporated in England and Wales (“Optal”), Travelport Limited, a Bermuda exempted company (“Travelport”), Toro Private Holdings I, Ltd., a private company limited by shares incorporated in England and Wales (“Toro”), Optal, in its capacity as trustee of the PSP Group DESOP Discretionary Trust established by way of discretionary trust deed dated 28 October 2008, as amended from time to time, and the other shareholders of eNett and Optal set forth therein (together with Travelport and Toro, the “Sellers”) under which the Company agreed, subject to the terms and conditions of the Purchase Agreement, to purchase eNett and Optal from the Sellers (the “Acquisition”), the Company obtained financing commitments for purposes of consummating the Acquisition under a commitment letter, dated as of January 24, 2020 (the “Original Commitment Letter”), by and among the Company, Bank of America, N.A. (“Bank of America”) and BofA Securities, Inc. (“BofA Securities” and, together with Bank of America, the “Original Commitment Parties”), which the Company amended and restated on February 10, 2020 pursuant to an amended and restated commitment letter (the “First Amended and Restated Commitment Letter”) with the Original Commitment Parties, Citizens Bank, N.A. (“Citizens”), MUFG Bank, Ltd. (“MUFG”), Truist Securities, Inc. (f/k/a SunTrust Robinson Humphrey, Inc. (“Truist Securities”)), Truist Bank (“Truist Bank”), Wells Fargo Securities, LLC (“Wells Fargo Securities”), Wells Fargo Bank, N.A. (“Wells Fargo Bank”), Bank of Montreal (“Bank of Montreal”), BMO Capital Markets Corp. (“BMO”), Santander Bank, N.A. (“Santander”), KeyBank National Association (“KeyBank”), KeyBanc Capital Markets Inc. (“KBCM”), Regions Capital Markets, a division of Regions Bank (“Regions”), Deutsche Bank AG Cayman Islands Branch (“DBCI”), Deutsche Bank AG New York Branch (“DBNY”), Deutsche Bank Securities Inc. (“DBSI”) and Fifth Third Bank, National Association (“Fifth Third” and, together with the Original Commitment Parties, Citizens, MUFG, Truist Securities, Truist Bank, Wells Fargo Securities, Wells Fargo Bank, Bank of Montreal, BMO, Santander, KeyBank, KBCM, Regions, DBCI, DBNY and DBSI, the “Commitment Parties”). The Company amended and restated the First Amended and Restated Commitment Letter on June 26, 2020 pursuant to a second amended and restated commitment letter (the “Second Amended and Restated Commitment Letter”) with the Commitment Parties.

On August 20, 2020, the Company amended and restated the Second Amended and Restated Commitment Letter pursuant to a third amended and restated commitment letter (the “Third Amended and Restated Commitment Letter”) with the Commitment Parties. The Third Amended and Restated Commitment Letter, among other things, (i) reallocates a portion of the $1,352,000,000 of aggregate commitments of the Commitment Parties to fund the Acquisition from (x) a senior secured bridge facility in the aggregate amount of $600,000,000 to (y) a 364-day unsecured credit facility in the aggregate amount of $600,000,000 and (ii) extends such $600,000,000 portion of the commitment by six months, from October 27, 2020 to April 22, 2021.

The foregoing description of the Third Amended and Restated Commitment Letter and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the Third Amended and Restated Commitment Letter, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Eleventh Amendment to Credit Agreement

On August 20, 2020, the Company entered into the Eleventh Amendment (the “Eleventh Amendment”) to Credit Agreement, dated as of July 1, 2016, among the Company, the subsidiaries of the Company identified therein, Bank of America, N.A., as administrative agent, and the lenders party thereto, as amended by the First Amendment to Credit Agreement dated July 3, 2017, the Second Amendment to Credit Agreement dated October 30, 2017, the Third Amendment to Credit Agreement dated January 17, 2018, the Fourth Amendment to Credit Agreement dated August 24, 2018, the Fifth Amendment to Credit Agreement dated January 18, 2019, the Consent and Amendment dated February 27, 2019, the Sixth Amendment to Credit Agreement dated May 17, 2019, the Seventh Amendment to Credit Agreement dated November 19, 2019, the Eighth Amendment to Credit Agreement dated February 10, 2020, the Ninth Amendment to Credit Agreement dated June 26, 2020 and the Tenth Amendment to Credit Agreement dated July 29, 2020 (collectively, the “Original Credit Agreement”). The Eleventh Amendment makes certain changes to the Original Credit Agreement, including, among other things, by limiting the borrowing conditions under the revolving credit facility in connection with the Acquisition to the absence of a payment or bankruptcy event of default and the accuracy of specified representations and warranties of eNett and Optal in the Purchase Agreement and specified representations and warranties of the Company set forth in the Third Amended and Restated Commitment Letter until April 22, 2021.

In connection with the Eleventh Amendment, the Company will reimburse fees and expenses of Bank of America, N.A. in its capacity as administrative agent.

The foregoing summary of the Eleventh Amendment is qualified in its entirety by the complete text of the Eleventh Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference as if fully set forth herein.

Item 7.01.    Regulation FD Disclosure.

As previously disclosed, (i) the Company has concluded that the SARS-CoV-2 pandemic and conditions arising in connection with it have had, and continue to have, a material adverse effect on the businesses of eNett and Optal, which is disproportionate to the effect on others in the relevant industry, (ii) the Company has advised eNett and Optal that it is not required to close the Acquisition because of this material adverse effect and (iii) the shareholders of eNett and the shareholders of Optal each initiated separate legal proceedings against the Company by filing claims in the High Court of Justice of England and Wales in the United Kingdom denying that there has been a Material Adverse Effect (as defined in the Purchase Agreement) and seeking, among other things, specific performance of the Company’s obligations under the Purchase Agreement. The Company intends to continue to vigorously defend against these claims, and there has been no change with respect to the Company’s position regarding its obligations under the Purchase Agreement, including its conclusion that a Material Adverse Effect has occurred and that it is not required to close the transaction. However, while the litigation is pending, WEX remains subject to certain obligations under the Purchase Agreement, including with respect to financing matters, and the

Third Amended and Restated Commitment Letter and the provisions of the Eleventh Amendment addressing the Acquisition are intended to ensure compliance with these obligations.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

10.1
Third Amended and Restated Commitment Letter, dated as of August 20, 2020, by and among WEX Inc., Bank of America, N.A., BofA Securities, Inc., Citizens Bank, N.A., MUFG Bank, Ltd., Truist Securities, Inc., Truist Bank, Wells Fargo Securities, LLC, Wells Fargo Bank, N.A., Bank of Montreal, BMO Capital Markets Corp., Santander Bank, N.A., KeyBank National Association, KeyBanc Capital Markets Inc., Regions Capital Markets, a division of Regions Bank, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank AG New York Branch, Deutsche Bank Securities Inc. and Fifth Third Bank, National Association.

10.2
Eleventh Amendment to Credit Agreement, dated as of August 20, 2020, by and among WEX Inc., the subsidiaries of WEX Inc. identified therein, Bank of America, N.A., as administrative agent, and the lenders party thereto.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101).

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995, including statements regarding: the proposed Acquisition, future financial and operating results, the pending litigation with the Sellers with respect to the proposed Acquisition and any other statements about the Company or eNett or Optal’s managements’ future expectations, beliefs, goals, plans or prospects. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in this Current Report on Form 8-K, the words “may,” “could,” “anticipate,” “plan,” “continue,” “project,” “intend,” “estimate,” “believe,” “expect” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including: the outcome of the pending litigation with the Sellers; whether or not the Company is required to consummate the proposed Acquisition; the risk that the financing required to fund the proposed Acquisition is not obtained if required; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the proposed Acquisition and the associated litigation; unexpected costs, charges or expenses resulting from the proposed Acquisition and associated litigation; as well as other risks and uncertainties identified in Item 1A of the Company’s Annual Report for the year ended December 31, 2019, filed on Form 10-K with the Securities and Exchange Commission on February 28, 2020 and Item 1A of our Quarterly Report for the quarter ended June 30, 2020 filed on Form 10-Q with the Securities and Exchange Commission on August 5, 2020. The Company's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases, other than the Acquisition. The forward-looking statements speak only as of the date of this Current Report on Form 8-K and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 21, 2020
WEX Inc.
By: /s/ Roberto Simon
Name:    Roberto Simon
Title:    Chief Financial Officer
(principal financial officer and principal accounting
officer)